10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period May 31, 2003 through May 31, 2004.

Fund

High Income Municipal Bond Fund

Security

Maryland State Health and Higher Educational Facilities Auth
Advisor

STAMPER

Transaction
 Date

1/23/2004

Cost

$1,500,000

Offering Purchase

0.58%

Broker

Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Banc of America Securities LLC
Ferris, Baker Watts, Inc
Legg Mason Wood Walker, Inc.
Wachovia Securities, Inc.


Fund

High Income Municipal Bond Fund

Security

Washington Suburban Sanitary District, Maryland

Advisor

EIMCO

Transaction

 Date

2/4/2004

Cost

$8,932,847

Offering Purchase
21.16%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Lehman Brothers Inc.
Wachovia Securities, Inc.


Fund

High Income Municipal Bond Fund

Security

Golden State Tobacco, California State Tobacco Settlement
Advisor

EIMCO

Transaction

 Date

9/25/2003

Cost

$2,000,000

Offering Purchase

0.78%

Broker

Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Bear, Stearns & Co. Inc.
UBS Warburg LLC
First Albany Corporation
Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

New Jersey Economic Development Authority

Advisor

EIMCO

Transaction
 Date

7/31/2003

Cost

$5,437,500

Offering Purchase
0.834%
Broker
UBS Warburg LLC
Underwriting
Syndicate
Members
UBS Warburg LLC
Citigroup Global Markets, Inc.
Bear, Stearns & Co. Inc.
Banc One Capital Markets, Inc.
Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

New Jersey State Education Facilities Authority

Advisor

EIMCO

Transaction
 Date

9/24/2003

Cost

2,000,000.00

Offering Purchase

2.67%

Broker

Citigroup Global Markets, Inc.
Underwriting

Syndicate
Members

Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

Massachusetts State General Obligation

Advisor

EIMCO

Transaction
 Date

10/8/2003

Cost

$2,096,200

Offering Purchase

0.258%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
Lehman Brothers
J.P. Morgan Securities Inc.
Goldman, Sachs & Co.
Wachovia Capital Markets, LLC


Fund

Muni Bond Fund

Security

Massachusetts Water Pollution Abatement Trust

Advisor

EIMCO

Transaction
 Date

10/10/2003

Cost

$4,000,000

Offering Purchase

1.21%

Broker

Citigroup Global Markets, Inc.
Underwriting

Syndicate
Members

Goldman, Sachs & Co.
Lehman Brothers
UBS Financial Services, Inc.
Advest, Inc.
Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

State of Connecticut

Advisor

EIMCO

Transaction
 Date

11/3/2003

Cost

$4,431,920

Offering Purchase

1.095%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting
Syndicate
Members
M.R. Beal & Company
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Advest, Inc.
Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

Tobacco Settlement Funding Corp New York

Advisor

EIMCO

Transaction
 Date

11/20/2003

Cost

$2,105,320

Offering Purchase

0.099%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

Tobacco Settlement Funding Corp New York

Advisor

EIMCO

Transaction
 Date

11/20/2003

Cost

$2,138,280

Offering Purchase

0.099%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC


Fund

Municipal Bond Fund

Security

New York City Transitional Finance Authority

Advisor

EIMCO

Transaction
 Date

1/28/2004

Cost

$2,645,025

Offering Purchase

0.47%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

City of New York

Advisor

EIMCO

Transaction
 Date

2/12/2004

Cost

$9,377,405

Offering Purchase
0.894%
------
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

State of Connecticut

Advisor

EIMCO

Transaction
 Date

2/19/2004

Cost

$5,208,611

Offering Purchase

1.52%

Broker

Siebert, Brandford, Shank & Co LLC Underwriting Syndicate Members Siebert, Brandford, Shank & Co LLC Lehman Brothers Inc.

Ramirez & Co Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

New York City Municipal Water Finance Authority
Advisor

EIMCO

Transaction
 Date

2/26/2004

Cost

$2,178,880

Offering Purchase

0.57%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
First Albany Capital, Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

New York State Thruway Authority

Advisor

EIMCO

Transaction
 Date

3/10/2004

Cost

$1,099,210

Offering Purchase

0.306%

Broker

J.P. Morgan Securities Inc.
Underwriting

Syndicate
Members

J.P. Morgan Securities Inc.


Fund

Municipal Bond Fund

Security

City of New York GO Bonds Fiscal 2004 Series I
Advisor

EIMCO

Transaction
 Date

3/11/2004

Cost

$12,479,430

Offering Purchase

1.21%

Broker

Merrill Lynch, Pierce, Fenner & Smith Inc.
Underwriting

Syndicate
Members

Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Morgan Stanley & Co.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

South Carolina Public Service

Advisor

EIMCO

Transaction
 Date

4/4/2004

Cost

$4,265,560

Offering Purchase

0.893%

Broker

Citigroup Global Markets, Inc.
Underwriting

Syndicate
Members

Citigroup Global Markets, Inc.


Fund

Municipal Bond Fund

Security

Pennsylvania Turnpike Commission

Advisor

EIMCO

Transaction
 Date

5/26/2004

Cost

$5,031,950

Offering Purchase

1.857%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Citigroup Global Markets, Inc.
Commonwealth Securities & Investments
First Security Investments
Wachovia Securities, Inc.


Fund

Municipal Bond Fund

Security

Puerto Rico Public Buildings Authority

Advisor

EIMCO

Transaction
 Date

5/28/2004

Cost

$3,100,290

Offering Purchase

0.864%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund

Short-Intermediate Municipal Bond Fund

Security

Tobacco Settlement Funding Corp New York

Advisor

EIMCO

Transaction
 Date

11/20/2003

Cost

$2,105,320

Offering Purchase

0.099%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
UBS Financial Services, Inc.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
Wachovia Capital Markets, LLC


Fund

Short-Intermediate Municipal Bond Fund

Security

City of New York

Advisor

EIMCO

Transaction
 Date

2/12/2004

Cost

$6,314,096

Offering Purchase
0.599%
Broker
Morgan Stanley & Co.
Underwriting
Syndicate
Members
Morgan Stanley & Co.
Bear, Stearns & Co. Inc.
Citigroup Global Markets, Inc.
UBS Financial Services, Inc.
Wachovia Securities, Inc.


Fund

Short-Intermediate Municipal Bond Fund

Security

State of California Economic Recovery Bonds

Advisor

EIMCO

Transaction
 Date

5/6/2004

Cost

$4,352,920

Offering Purchase
0.05%
Broker
Lehman Brothers Inc.
Underwriting
Syndicate
Members
Lehman Brothers Inc.
Citigroup Global Markets, Inc.
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.


Fund

Short-Intermediate Municipal Bond Fund

Security

Puerto Rico Public Buildings Authority

Advisor

EIMCO

Transaction
 Date

5/28/2004

Cost

$2,066,860

Offering Purchase

0.576%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.